UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 10, 2006


                              MACROCHEM CORPORATION
             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS                       0-13634                 04 2744744
-------------------------------     ------------------------     ---------------
(State or other jurisdiction of     (Commission file number)      (IRS employer
incorporation or organization)                                    identification
                                                                      number)


            110 HARTWELL AVENUE, LEXINGTON, MASSACHUSETTS 02421-3134
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 862-4003

                                       N/A
            --------------------------------------------------------
         (Former name or former address, if changed since last report)

                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 --- CFR 230.425)
     Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR --- 240.14a-12)
     Pre-commencement communications pursuant to rule 14d-2(b) under the --- Exchange Act (17 CFR 240.14d-2(b))
     Pre-commencement communications pursuant to rule 13e-4(c) under the --- Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

FINANCING
---------

In a second closing of a private placement, on February 13, 2006, MacroChem Corporation (the "Company", "we" or "our") issued 575.5 shares of our Series C Cumulative Convertible Preferred Stock (the "Series C Preferred Stock") and six-year warrants (the "Warrants") to purchase 5,480,961 shares of the Company's common stock at an exercise price of $1.26 per share, for an aggregate purchase price of approximately $5.75 million to institutional investors (the "Additional Purchasers"). The first closing of the private placement, in which institutional investors acquired 250 shares of Series C Preferred Stock and Warrants to purchase 2,380,951 shares of common stock at an exercise of $1.26 per share, for an aggregate purchase price of $2.5 million, took place on December 23, 2005 and is described in our Current Report on Form 8-K filed on December 27, 2005. The Additional Purchasers and the purchasers in the first closing are referred to collectively in this Current Report on Form 8-K as the "Purchasers." In connection with the second closing, we amended and restated the Preferred Stock and Warrant Purchase Agreement (the "Purchase Agreement") and the Investor Rights Agreement (the "Investor Rights Agreement"), copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively. The terms of the amended and restated agreements are substantially the same as the original agreements entered into on December 23, 2005, except for an extension of the required filing and effective dates of the registration statement covering the resale of the common stock issuable upon conversion of the Series C Preferred Stock, as payment of dividends on the Series C Preferred Stock and upon exercise of the Warrants and the warrants issued to the placement agent.

The terms and provisions of the Series C Preferred Stock are set forth in the Certificate of Designations, Rights and Preferences of Series C Cumulative Convertible Preferred Stock, a copy of which is attached as Exhibit 4.1 to our Current Report on Form 8-K filed on December 27, 2005. The Series C Preferred Stock has a liquidation value of $10,000 per share, is entitled to a dividend of 10% per annum, payable in shares of our common stock at our option, which dividend rate is subject to increase to 14% upon the occurrence of certain events. The number of shares of common stock into which each share of Series C Convertible Preferred Stock is convertible is determined by dividing the liquidation value per share plus all accrued and unpaid dividends thereon by $1.05. The Certificate of Designations contains a provision that restricts a holder of Series C Preferred Stock from (i) converting Series C Preferred Stock into common stock to the extent that such conversion would result in the holder owning more than 4.95% of the issued and outstanding common stock of the Company or (ii) voting together with the common stock on an as-if-converted to common stock basis in respect of more than 4.95% of the issued and outstanding common stock of the Company. The Warrants issued pursuant to the Purchase Agreement contain a similar restriction (collectively, the "Beneficial Ownership Cap"). A holder of Series C Preferred Stock or a Warrant may elect, subject to certain conditions, to be exempt from the Beneficial Ownership Cap. SCO Capital Partners LLC, Beach Capital LLC and Perceptive Life Sciences Master Fund Ltd. ("Perceptive") have elected to be exempt from the Beneficial Ownership Cap, although we have entered into an agreement with Perceptive whereby Perceptive's ability to convert or vote their shares of Series C Preferred Stock will be subject to a beneficial ownership cap of 9.95% instead of 4.95%. Subject to the Beneficial Ownership Cap restrictions, the Series C Preferred Stock acquired by the Purchasers is convertible into 4,057,885 shares of common stock and the holders of the Series C Preferred Stock vote on an as-converted basis with the holders of our common stock, and therefore hold approximately 80.28% of the voting power of our outstanding securities. Assuming both the conversion of the Series C Preferred Stock and the exercise of all of the Warrants acquired by the Purchasers, in each case subject to the Beneficial Ownership Cap restrictions, the Purchasers would hold approximately 89.06% of the outstanding common stock of the Company.

SCO Securities LLC, an affiliate of SCO Capital Partners LLC, acted as placement agent in connection with the private placement. For its services as placement agent, we paid SCO Securities LLC a fee equal to 7% of the gross proceeds, or $402,850, and issued six-year warrants to purchase an aggregate of 548,095 shares of our common stock at an exercise price of $1.05 per share to persons designated by the placement agent. The terms of the warrant issued to the placement agent's designees are the same as the terms of the warrants issued to the Purchasers and contained in Exhibit 10.3 attached hereto, except that the initial Current Warrant Price of the warrant issued to the placement agent is $1.05 instead of $1.26. We also paid SCO Securities LLC $57,550 for out-of-pocket expenses incurred in connection with the transaction and agreed to pay all reasonable expenses of the Purchasers incurred in connection with the private placement.

The securities offered and sold to the Purchasers in the private placement have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and were sold in reliance upon the exemption from securities registration afforded by Regulation D under the Securities Act. All of the Purchasers represented to MacroChem that they were "accredited investors", as defined in Rule 501 of Regulation D. In connection with the private placement, MacroChem has entered into an Investor Rights Agreement with the Purchasers, pursuant to which MacroChem is required to file a registration statement with the Securities and Exchange Commission covering the resale of the common stock issuable upon conversion of the Series C Preferred Stock, issuable as payment of dividends on the Series C Preferred Stock and issuable upon exercise of the Warrants and the warrants issued to the placement agent.

The above summary is not intended to be complete and is qualified in its entirety by reference to the detailed provisions in the agreements which are attached to this Form 8-K as exhibits and are incorporated herein by reference. The terms of the agreements (such as the representations and warranties) are intended to govern the contractual rights and relationships, and allocate risks, between the parties in relation to the private placement. The Purchase Agreement contains representations and warranties the Company and the Purchasers made to each other as of specific dates. The representations and warranties were negotiated between the parties with the principal purpose of setting forth their respective rights with respect to their obligations to complete the private placement and may be subject to important limitations and qualifications as set forth therein, including a contractual standard of materiality different from that generally applicable under federal securities laws.

Share and price information in this Form 8-K give effect to the 1 for 6 reverse stock split effected at the close of business on February 9, 2006 and described in our Current Report on Form 8-K filed on February 15, 2006.

EMPLOYMENT AGREEMENTS
---------------------

On February 13, 2006, we entered into an employment agreement of indefinite length with Robert J. DeLuccia, President and Chief Executive Officer of the Company. The agreement provides for annual compensation of $288,000 and for the payment of nine months' salary in the event he is terminated without cause or twelve month's salary in the event he is terminated as a result of a change of control. The agreement also provides for a monthly automobile allowance of $1,500. In addition, the agreement precludes Mr. DeLuccia from competing with the Company during his employment and for a period of two years thereafter, and from disclosing confidential information. We also granted Mr. DeLuccia an option to purchase 350,000 shares of the Company's common stock. The option has a term of 10 years and an exercise price equal to fair market value on the date of grant. Finally, we granted Mr. DeLuccia 75,000 shares of restricted common stock. Mr. DeLuccia is restricted from selling such shares until the price of the common stock is greater than or equal to $4.00 per share for a period of 30 consecutive trading days.

On February 13, 2006, we entered into an employment agreement of indefinite length with Bernard R. Patriacca, Vice President, and Chief Financial Officer of the Company. The agreement provides for annual base compensation of $200,000, and precludes Mr. Patriacca from competing with the Company during his employment and for a period of two years thereafter, and from disclosing confidential information. In addition, on February 13, 2006, we entered into a Severance Agreement with Mr. Patriacca. The Severance Agreement provides for the payment of six months' salary in the event he is terminated without cause or nine month's salary in the event he is terminated in connection with or following a change of control, as defined in the agreement. We also granted Mr. Patriacca an option to purchase 175,000 shares of our common stock. The option has a term of 10 years and an exercise price equal to fair market value on the date of grant.

On February 13, 2006, we entered into an employment agreement of indefinite length with Glenn E. Deegan, Vice President, General Counsel and Secretary of the Company. The agreement provides for annual base compensation of $180,000, and precludes Mr. Deegan from competing with the Company during his employment and for a period of two years thereafter, and from disclosing confidential information. In addition, on February 13, 2006, we entered into a Severance Agreement with Mr. Deegan. The Severance Agreement provides for the payment of six months' salary in the event he is terminated without cause or nine month's salary in the event he is terminated in connection with or following a change of control, as defined in the agreement. We also granted Mr. Deegan an option to purchase 150,000 shares of our common stock. The option has a term of 10 years and an exercise price equal to fair market value on the date of grant.

We also granted each non-employee director an option to purchase 45,000 shares of our common stock. Each option has a term of 10 years and an exercise price equal to fair market value on the date of grant.

The above summary is not intended to be complete and is qualified in its entirety by reference to the detailed provisions in the agreements which are attached to this Form 8-K as exhibits and are incorporated herein by reference.

ITEM 3.02.    UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure under Item 1.01 of this Form 8-K is also responsive to this Item
3.02 and is incorporated herein by reference.

ITEM 4.01.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 14, 2006 and effective the same date, on the recommendation of the Company's Audit Committee, the Company engaged Vitale, Caturano and Company, Ltd. ("Vitale") as its independent registered public accounting firm to audit the Company's financial statements as of and for the fiscal year ending December 31, 2005 and to perform procedures related to the financial statements included in the Company's quarterly reports on Form 10-Q, beginning with quarter ended March 31, 2006.

During the two most recent fiscal years and through February 14, 2006, the Company has not consulted with Vitale regarding any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K
Item 304(a)(1)(iv) and Regulation S-K Item 304(a)(1)(v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, relating to which either a written report was provided to the Company or oral advice was provided that Vitale concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.


     10.1 Amended and Restated Preferred Stock and Warrant Purchase Agreement, dated as of February 13, 2006, by and among the Company and the institutional investors listed on the signature pages thereto.

     10.2 Amended and Restated Investor Rights Agreement, dated as of February 13, 2006, by and among the Company and the purchasers listed on the signature pages thereto.

     10.3   Form of Common Stock Purchase Warrant.

     10.4   Employment Agreement by and between the Company and Robert J.
            DeLuccia.

     10.5 Employment Agreement by and between the Company and Bernard R. Patriacca.

     10.6   Severance Agreement by and between the Company and Bernard R.
            Patriacca.

     10.7   Employment Agreement by and between the Company and Glenn E. Deegan.

     10.8   Severance Agreement by and between the Company and Glenn E. Deegan.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MACROCHEM CORPORATION



Dated: February 16, 2006          By:  /S/ ROBERT J. DELUCCIA
                                       -----------------------------------------
                                  Name:    Robert J. DeLuccia
                                  Title:   President and Chief Executive Officer

                                  EXHIBIT INDEX


The following exhibits are filed herewith:


     10.1 Amended and Restated Preferred Stock and Warrant Purchase Agreement, dated as of February 13, 2006, by and among the Company and the institutional investors listed on the signature pages thereto.

     10.2 Amended and Restated Investor Rights Agreement, dated as of February 13, 2006, by and among the Company and the purchasers listed on the signature pages thereto.

     10.3   Form of Common Stock Purchase Warrant.

     10.4   Employment Agreement by and between the Company and Robert J.
            DeLuccia.

     10.5 Employment Agreement by and between the Company and Bernard R. Patriacca.

     10.6   Severance Agreement by and between the Company and Bernard R.
            Patriacca.

     10.7   Employment Agreement by and between the Company and Glenn E. Deegan.

     10.8   Severance Agreement by and between the Company and Glenn E. Deegan.